UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road,	Winchester,	Virginia	22602
(Address of principal executive offices			(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

Explanatory Note

On May 27, 2022, American Woodmark Corporation (the Company) filed a Current Report on Form 8-K (the Initial Form 8-K) disclosing that the Company, with the approval of the Audit Committee of the Company’s Board of Directors (the Audit Committee), notified KPMG LLP (KPMG) that it would be dismissed as the Company’s independent registered public accounting firm effective upon (i) completion of KPMG’s audits of the Company’s consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 (the 2022 Annual Report) and the effectiveness of the Company’s internal control over financial reporting as of April 30, 2022 and (ii) the issuance of KPMG’s reports on the same. The Initial Form 8-K also disclosed that the Audit Committee, following a competitive bid process, appointed Ernst & Young LLP (EY) to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023, effective as of May 23, 2022.

This Amendment No. 1 to the Initial Form 8-K is being filed to disclose the specific date of KPMG’s dismissal and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

KPMG’s dismissal as the Company’s independent registered public accounting firm was effective on June 29, 2022, which is the date on which KPMG issued its reports on its audits of the Company’s consolidated financial statements included in the 2022 Annual Report and the effectiveness of the Company’s internal control over financial reporting as of April 30, 2022.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended April 30, 2022 and April 30, 2021 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) KPMG’s report on the Company’s consolidated financial statements as of and for the year ended April 30, 2022 noted that “[a]s discussed in Note A to the consolidated financial statements, the Company has elected to change its method of accounting for inventory costing from the LIFO method to the FIFO method as of May 1, 2019” and (ii) KPMG’s report on the Company’s consolidated financial statements as of and for the year ended April 30, 2021 noted that “[a]s discussed in Note A to the consolidated financial statements, the Company has elected to change its method of accounting for leases as of May 1, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 842, Leases.”

During the Company’s fiscal years ended April 30, 2021 and April 30, 2022 and through June 29, 2022, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.

During the Company’s fiscal years ended April 30, 2021 and April 30, 2022 and through June 29, 2022, no “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K occurred, other than the two material weaknesses in the Company’s internal control over financial reporting disclosed in the 2022 Annual Report. These material weaknesses involved ineffective general information technology controls related to information technology change management within the Made to Order business environment and ineffective risk assessment, control activities and monitoring activities related to the enterprise resource planning system implemented in the fourth quarter of fiscal 2022. The Company is currently in the process of evaluating and/or implementing remediation plans for these material weaknesses. The Audit Committee discussed these matters with KPMG, and the Company has authorized KPMG to respond fully to any inquires of EY with respect to these matters.

The Company provided KPMG with a copy of the disclosures it is making in this Amendment No. 1 to the Initial Form 8-K and requested a letter from KPMG to the Securities and Exchange Commission indicating whether it agrees with these disclosures. A copy of KPMG’s letter, dated June 29, 2022, is filed as Exhibit 16.1 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 16.1    Letter of KPMG LLP, dated as of June 29, 2022, to the Securities and Exchange Commission.
Exhibit 104    Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ PAUL JOACHIMCZYK	/s/ M. SCOTT CULBRETH

Paul Joachimczyk	M. Scott Culbreth
Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: July 1, 2022	Date: July 1, 2022
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer